EXHIBIT 10.10.1


                      RENEWAL FLOORPLAN LINE-OF-CREDIT NOTE

$1,750,000.00                                                 ___________, 1997


                  FOR VALUE RECEIVED, the undersigned, TALLAHASSEE IMPORTS, INC., a Florida corporation, and INFINITI OF TALLAHASSEE, INC., a Florida corporation (collectively, the "Borrower"), jointly and severally, promise to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the "Lender"), having a mailing address of Post Office Box 4999, Orlando, Florida 32802-4999 (Attention: Wholesale Finance Department), the principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000.00), together with interest on the principal balance from time to time remaining unpaid from the date hereof at the applicable interest rate hereinafter set forth, in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment, said principal and interest to be paid over a term, at the times, and in the manner following, to-wit:

                  INTEREST RATE.

                  Subject to the provisions below relating to the interest rate applicable if Borrower does not timely make an interest rate selection, interest shall accrue on the unpaid principal amount hereof from time to time outstanding at the variable rate of two hundred basis points (2%) above the reserve adjusted LIBOR Rate (as defined below) from the date hereof until such principal amount is paid in full. The Interest Periods (as hereinafter defined) between the date hereof and the date of payment in full of the principal amount hereof shall, unless no interest rate selection is made by Borrower, be divided into successive periods of one (1), two (2), three
                  (3), six (6), or twelve (12) months as selected by Borrower in accordance with the terms hereinbelow, or such longer period as may be agreed upon (in writing) by Borrower and Lender, with each such period being an "Interest Period". The initial Interest Period shall begin on the date hereof and each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period. The duration of each Interest Period shall be selected by the Borrower by written notice to Lender received by 10:00 a.m. (New York City time) at least two (2) Business Days prior to the first day of such Interest Period selected, PROVIDED, HOWEVER, that if the Borrower fails to select the duration of any Interest Period by providing written notice to Lender of such selection at least two (2) business days prior to the expiration of the then applicable Interest Period, the duration of such Interest Period shall run until the date of the beginning of the next Interest Period (as a result of Borrower providing notice of its election to return to a selected LIBOR Rate) and interest shall accrue during said

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THIS INSTRUMENT IS BEING EXECUTED AND DELIVERED SOLELY FOR THE PURPOSE OF
RENEWING THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,750,000.00 EXECUTED BY TALLAHASSEE IMPORTS, INC., A FLORIDA CORPORATION, D/B/A INFINITI OF TALLAHASSEE, DELIVERED TO SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, FORMERLY KNOWN AS SUN BANK, NATIONAL ASSOCIATION, ON AUGUST 10, 1994.

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                  period at the Prime Rate (as hereinbelow defined) less 50
                  basis points (0.5%). As used herein "LIBOR Rate" means the interest rate per annum equal to the rate of interest at which deposits in United States dollars are offered to the principal office of the Lender by prime banks in the London interbank market at 11:00 a.m. (London time) as of the day (the "Rate Date") two Business Days prior to the first day of the selected Interest Period for a period equal to such Interest Period. The "reserve adjusted LIBOR Rate" means the LIBOR Rate divided by a percentage equal to 100% minus the reserve percentage, if any, applicable to Lender during such Interest Period under applicable regulations of the Board of Governors of the Federal Reserve System with respect to Eurocurrency Liabilities (as defined in Regulation D, or any successor regulation thereof, of such Board) having a duration equal to such Interest Period. The term "Prime Rate" as used herein shall mean and be defined as the interest rate per annum announced by SunTrust Banks of Florida, Inc., to be its Prime Rate (which interest rate is only a benchmark, is purely discretionary and is not necessarily the best or lowest interest rate charged borrowing customers of any subsidiary bank of SunTrust Banks of Florida, Inc.).

                  Interest shall be calculated on the basis of a three hundred sixty (360) day year and charged for the actual number of days elapsed in an interest period. In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Borrower or received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess returned to it for its worth.

                  PRINCIPAL AND INTEREST PAYMENTS.

                  Monthly interest payments (each a "Monthly Interest Payment") shall be due on the first day of each calendar month for the immediately preceding calendar month; provided, however, that the installment of interest due on February 1, 1997 (as hereinbelow required) shall include interest accruing from the date of this Note. The first Monthly Interest Payment shall be due and payable on February 1, 1997, with subsequent monthly interest payments being due on the first day of each consecutive month thereafter. Payment of principal shall be due on the date which is ten (10) days after demand. Said date is herein referred to as the "Maturity Date".

                  It is expressly understood and agreed that this Note constitutes a line of credit equal to the face amount hereof, which is available to the Borrower. It is anticipated that the sums borrowed under this Note may from time to time be repaid, in part or in full, and thereafter reborrowed. In such case, this Note shall remain an enforceable obligation to the extent that additional funds are available hereunder, notwithstanding the earlier repayment hereof.

                  The Borrower has the right to prepay all or any part of the outstanding principal sum, together with the accrued and

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unpaid interest thereon, at any time during the term of this Note, without penalty or fee, upon two (2) days prior written notice by Borrower to Lender. Any prepayment of this Note, shall not postpone the due date for any subsequent payment.

THIS NOTE IS PAYABLE IN FULL ON THE MATURITY DATE. AT MATURITY THE BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE OR RENEW THE NOTE AT THAT TIME. THE BORROWER WILL THEREFORE BE REQUIRED TO MAKE PAYMENTS OUT OF OTHER ASSETS THE BORROWER MAY OWN, OR THE BORROWER WILL HAVE TO FIND A LENDER WILLING TO LEND THE BORROWER THE MONEY. IF THE BORROWER REFINANCES OR RENEWS THIS NOTE AT MATURITY, THE BORROWER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF THE BORROWER OBTAINS REFINANCING FROM THE SAME LENDER.

                  The Lender may, at its option, collect a late charge not to exceed five percent (5.0%) of any payment not made within ten (10) days after coming due, to reimburse Lender for expenses of servicing the delinquent payment.

                  This Note is secured by all property of the Borrower described as "Collateral" in that certain Loan and Security Agreement dated August 10, 1994, as amended, (the "Loan Agreement"). The Loan Agreement, and all other documents evidencing or securing repayment of this Note (all such documents being herein collectively referred to as the "Loan Documents") also set forth terms and provisions which may constitute grounds for acceleration of the indebtedness evidenced by this Note, and additional remedies in the event of default hereunder.

                  The Borrower does not intend or expect to pay, nor does the Lender intend or expect to charge, accept or collect any interest greater than the highest legal rate of interest which may be charged under the laws of the State of Florida. If, from any circumstances whatsoever, fulfillment of any provision of this Note or the Loan Agreement, at the time performance of said provision shall be due, shall involve transcending the limit of validity prescribed by the statutes of the State of Florida governing usury or any other law of the State of Florida, then, IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall exaction be possible under this Note or the Loan Agreement in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity. If, under any circumstances whatsoever, interest in excess of the limit of such validity will have been paid by the Borrower in connection with the indebtedness evidenced by this Note, such excess shall be applied to the unpaid and outstanding principal due under this Note, and not to the payment of interest. The provisions of this paragraph shall control every other provision of all other agreements executed by Borrower or Lender in connection with this transaction.

                  It is agreed that any sums which shall not be paid when due, whether maturing by lapse of time or by reason of acceleration, whether principal, interest or money owing for advancements by the Lender pursuant to the terms of the Loan Agreement securing this Note, shall bear interest at the rate of eighteen percent (18%) per annum.

                  If default be made in the payment of any of the sums or interest mentioned herein or in said Loan Agreement, or other Loan Documents, or if default be made in the performance of or compliance with any of the covenants and conditions contained herein or in the Loan Agreement or other Loan Documents, and such default continues for a period of ten (10) days after written notice thereof by Lender, then in any or all of such events, at the option of the Lender, following the expiration of applicable

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grace periods provided in the Loan Agreement, if any, and without notice, the entire amount of principal of this Note, together with all interest then accrued, shall become and be immediately due and payable. Failure on the part of the Lender to exercise any right granted herein or in the aforesaid Loan Agreement or other Loan Documents shall not constitute a waiver of such right or preclude the subsequent exercise thereof.

                  In the event this Note is placed in the hands of any attorney for collection, or in case Lender shall become a party either as plaintiff or as defendant in any suit or legal proceeding in relation to the property described or the lien created in said Loan Agreement or for the recovery or protection of the indebtedness represented by this Note or the property given as security therefor, the Borrower will repay, on demand, all costs and expenses arising therefrom, including, without limitation, reasonable attorneys' fees, together with all attorneys' fees, costs and expenses incurred by the Lender in connection with any bankruptcy proceeding involving any person liable hereunder or any person who might now have or hereafter acquire a record interest or other interest in the mortgaged property and other property securing repayment of sums evidenced by this Note, whether or not there exists any default hereunder, including by way of example, but without limitation, all attorneys' fees, costs, and expenses incurred in connection with motions for relief from the automatic stay and adequate protection, proofs of claim and objections thereto, motions to dismiss or convert bankruptcy cases, approval of disclosure statements and objections thereto, confirmation of plans of reorganization and objections thereto, litigation involving preference and other avoidance powers, motions to value collateral, objections to the sale or use of collateral, and any and all other matters pertaining to any bankruptcy case affecting this Note, the Loan Agreement, other Loan Documents, or the enforcement thereof, together with interest on such costs and expenses at the highest rate allowed by law until paid, and together with sales taxes thereon, if any.

                  The maker, endorsers and guarantors hereof, if any, and all others who may be or become liable for all or any part of the obligation represented by this Note, severally waive presentment for payment, protest, and notice of protest and non-payment, and consent to any number of renewals or extensions of time of payment hereof. Any such renewals or extensions of time may be made without notice to any of said parties and without affecting their liability. In addition, each maker, endorser, or guarantor and all others who may be or become liable for all or any part of the obligation represented by this Note agree that the Lender may without notice, and without regard to the consideration, if any, paid therefor, release or substitute any part of the property given as security for the repayment of the indebtedness represented hereby without releasing any other property given as security for such indebtedness or may release any person liable for the repayment of the indebtedness represented hereby without releasing any other person obligated on or for the repayment of the indebtedness evidenced by this Note.

                  If and whenever this Note shall be assigned and transferred, or negotiated, the holder hereof shall be deemed the "Lender" for all purposes under this Note.

                  This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Florida, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

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Time is of the essence in interpreting the terms and provisions of this Note.

                  The rights, remedies and powers of Lender, as provided in this Note, and the other Loan Documents, and in all other security documents given at any time to secure the payment hereof, are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, the property described in the Loan Agreement, any guarantor hereof and any other security given at any time to secure the payment hereof, all at the sole discretion of Lender.

                  Borrower hereby consents and agrees that, in any actions predicated upon this Note, venue is properly laid in Orange County, Florida and that the Circuit Court in and for Orange County, Florida, shall have full jurisdiction to determine all issues arising out of or in connection with the execution and enforcement of this Note. Borrower waives to the fullest extent for itself, its successors and assigns and all persons now or at any time liable for payment of this Note, to the fullest extent permitted under the laws of the State of Florida, any right, power, privilege or prerogative to demand a jury trial with respect to any and all issues arising out of or in connection with the execution, delivery and/or enforcement of this Note or the transactions contemplated in the other Loan Documents, (including but not limited to any claims, cross-claims or third party claims).

                  The term "Borrower" as used herein in every instance shall include the Borrower's successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Borrower or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies. The term "Lender" as used herein in every instance shall include the Lender's successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note, either voluntarily by act of the parties or involuntarily by operation of law.

                  The interest rate, late fee and other charges referenced in this Note are authorized by Section 687.12, Chapter 655, and other provisions of the Florida Statutes and applicable federal laws.

Borrowers' Address:                      TALLAHASSEE IMPORTS, INC., a

                                         Florida corporation

2421 West Tennessee Street               By:___________________________
Tallahassee, Florida 32302                        John Lumpkin
                                                  Treasurer

                                         INFINITI OF TALLAHASSEE, INC.,

                                         a Florida corporation

2421 West Tennessee Street               By:___________________________
Tallahassee, Florida 32302                        John Lumpkin
                                                  Treasurer

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STATE OF _______________

COUNTY OF ______________

                  On the ___ day of ______________, 1997 personally appeared JOHN LUMPKIN, as the Treasurer of Tallahassee Imports, Inc., a Florida corporation, and before me executed the attached Renewal Floorplan Line-of-Credit Note dated as of ____________, 1997, in the principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) payable by Tallahassee Imports, Inc., a Florida corporation, and Infiniti of Tallahassee, Inc. a Florida corporation, as Borrower, to SunTrust Bank, Central Florida National Association, in the state and county aforesaid. Said person (check one) [ ] is personally known to me, [ ] produced a driver's license (issued by a state of the United States within the last five (5) years) as identification, or [ ] produced other identification, to wit:_____________________________________.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                                        -----------------------------------
                                        Print Name:________________________
                                        Notary Public, State of ___________
                                        Commission No.:____________________
                                        My Commission Expires:_____________

STATE OF _______________

COUNTY OF ______________

                  On the ___ day of ______________, 1997 personally appeared JOHN LUMPKIN, as the Treasurer of Infiniti of Tallahassee, Inc., a Florida corporation, and before me executed the attached Renewal Floorplan Line-of-Credit Note dated as of ____________, 1997, in the principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) payable by Tallahassee Imports, Inc., a Florida corporation, and Infiniti of Tallahassee, Inc. a Florida corporation, as Borrower, to SunTrust Bank, Central Florida National Association, in the state and county aforesaid. Said person (check one) [ ] is personally known to me, [ ] produced a driver's license (issued by a state of the United States within the last five (5) years) as identification, or [ ] produced other identification, to wit:___________________.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                                     -----------------------------------
                                     Print Name:________________________
                                     Notary Public, State of ___________
                                     Commission No.:____________________
                                     My Commission Expires:_____________

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